UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2026

RESIDEO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 450 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 573-5340
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 3, 2026, Resideo Technologies, Inc. (the “Company”) completed the separation (the “Separation”) of its ADI Global Distribution business into an independent, publicly traded company, ADI Global Distribution Inc. (NYSE: ADIG).

This Current Report on Form 8-K is being furnished in connection with the Company’s announcement of its financial results for the third quarter ended October 3, 2026. In addition to the Company’s third quarter 2026 financial results, the press release furnished as Exhibit 99 includes supplemental unaudited historical financial information for certain prior quarterly periods reflecting the ADI Global Distribution business as discontinued operations and presenting the Company’s continuing operations following the Separation, as well as reconciliations of certain non-GAAP and standalone supplemental financial measures.

Item 2.02.    Results of Operations and Financial Condition.

On November 10, 2026, the Company issued a press release announcing its financial results for the third quarter ended October 3, 2026 and providing an update to its outlook for the fourth quarter and full year 2026. A copy of the press release, including the supplemental financial information furnished therewith, is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits.

99	Resideo Technologies, Inc. Earnings Press Release dated November 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Joshua Foster
	Name:	Joshua Foster
	Title:	Senior Vice President, General Counsel and Corporate Secretary